To:	Financial Professionals
From:	Walter G. Sall
Date:	March 2, 2006
Subject:	Gateway Fund February Performance — Gathering Cash Flow
•	Gateway Fund Earns 0.51% In February As The S&P 500 Index Cools

•	Investor Enthusiasm Is Dampened By The Federal Reserve Board’s January 31 Rate

Increase — S&P 500 Index Increases Only 0.27% In February

•	The Lehman Brothers U. S. Intermediate Government/Credit Bond Index Nudges Ahead

0.07% For The Month

•	Visit Us On The Web At www.gatewayfund.com
February 2006
February began with investors considering the effects of the January 31 interest rate increase of 0.25% by the Federal Reserve Board and by Chairman Bernanke’s comments thereon. Volatility, which directly reflects the level of option cash flow, remained near the low end of its historical range. Consistent with its investment objective, the Gateway Fund collected available cash flows and delivered a total return of 0.51%.
•	Investors marked time in February as they contemplated the effects of the latest rise in interest rates, several important warnings about slowing corporate earnings and the visibly-retreating housing market. The S&P 500 Index delivered a positive, but anemic, return of 0.27%.

•	The bond markets had anticipated the federal discount rate increase in January. Nevertheless, prices eased and the Lehman Brothers U.S. Intermediate Government/Credit Bond Index delivered a positive return of 0.07%. The coupon returns were sufficient to offset the price declines and deliver this modestly positive return.

•	At February 28, 2006, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money. The Chicago Board Options Exchange Volatility Index (the “VIX”) was 12.34, down from 12.95 on January 31.
Year-To-Date
In the benign environment that has prevailed so far in 2006, the Gateway Fund has captured and delivered most of the option cash flows available. The Fund’s two-month return of 2.04% is consistent with currently prevailing levels of volatility and option premiums.
•	After a fast start in January, investors took note of rising interest rates and corporate warnings of slower profit growth ahead. The S&P 500 Index stalled in February, but was still able to deliver a more-than-respectable return of 2.93% year-to-date.

•	Bond investors were also intimidated by rising interest rates and by the new Federal Reserve Board Chairman’s suggestion that more interest rate increases may be needed. The Lehman Brothers U. S. Intermediate

Subject:	Gateway Fund February Performance — Gathering Cash Flow
Date:	March 2, 2006
Page:	Two
Government/Credit Bond Index required all of its coupon income to overcome price declines in January and February in order to deliver its meager return of 0.06% for the two-month period.
Trailing Twelve Months
Relatively low volatility in a modestly-rising market has allowed the Gateway Fund to deliver 5.37% for the twelve-month period ended February 28, 2006.
•	The S&P 500 Index, in the face of eight interest rate increases and supported by favorable corporate earnings progress for much of the trailing twelve-month period, delivered a total return of 8.40%. As slowing corporate profits have, in the aggregate, continued to outpace stock price increases, price/earnings ratios in the S&P 500 Index have fallen from the lofty peaks reached in early 2000.

•	Bond investors have been continuously worried by favorable economic news, increases in interest rates and renewed fears of accelerating inflation. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 2.00% for this twelve-month period. Coupon income was more than sufficient to offset the price declines caused by rising interest rates.
Market Perspective
Investors continue to struggle with the dichotomy between unsettled international events and favorable domestic news related to the domestic economy. Thus far in 2006, investors have focused more on the positive news but events can change investor sentiments very quickly. With these considerable uncertainties, the Gateway Fund’s low risk profile continues to make it an excellent component in a wide variety of diversified portfolios.

	Month	Year-To-Date
	of	as of
Investment Results	February	February 28, 2006
Gateway Fund	0.51%	2.04%
Lehman Brothers U. S. Intermediate
Government/Credit Bond Index	0.07%	0.06%
S&P 500 Index	0.27%	2.93%

	Average Annual Total Returns
	as of February 28, 2006
		Lehman Bros. U.S.
	Gateway	Int. Gvt/Credit	S&P 500
	Fund	Bond Index	Index
One Year	5.37%	2.00%	8.40%
Three Years	9.35%	2.51%	17.11%
Five Years	3.43%	4.96%	2.36%
Ten Years	6.89%	5.84%	8.92%
Since 1/1/88	9.06%	7.12%	12.00%

Subject:	Gateway Fund February Performance — Gathering Cash Flow
Date:	March 2, 2006
Page:	Three
Gateway Fund
Average Annual Total Returns
as of December 31, 2005

One Year	4.66%
Three Years	7.70%
Five Years	2.78%
Ten Years	6.77%
Since 1/1/88	9.02%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.